PEAR TREE FUNDS

SUPPLEMENT DATED MARCH 1, 2016
TO
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2015,
AS AMENDED AND SUPPLEMENTED

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

Ordinary Shares (Ticker Symbol: QFFOX)
Institutional Shares (Ticker Symbol: QEMAX)

1. As of April 1, 2016, the name of the Fund shall be “Pear Tree PanAgora Emerging Markets Fund.”

2. As of April 1, 2016, the Prospectus of the Pear Tree Funds (the “Trust”) dated August 1, 2015, as amended and supplemented (the “Prospectus”), is hereby further amended as follows:

(a)           All references in the Prospectus to “Pear Tree PanAgora Dynamic Emerging Markets Fund” shall be amended to read “Pear Tree PanAgora Emerging Markets Fund.”

(b)            “Summary Information About Pear Tree Funds – Pear Tree PanAgora Emerging Markets Fund – Fee Table and Expenses of Emerging Markets Fund-Annual Fund Operating Expenses” and “-Example” are hereby amended in their entireties to read as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) fees	0.25%	None
Other Expenses	0.12%	0.11%
Acquired Fund Fees and Expenses*	0.51%	0.51%
Total Annual Fund Operating Expenses	1.88%	1.62%
Fee Waiver and/or Expense Reimbursement**	(0.22%)	(0.22%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.66%	1.40%

*Fees and expenses incurred indirectly by Emerging Markets Fund as a result of investment in shares of other investment funds.
** The Manager has contractually agreed until August 1, 2016 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million.

Example

This example is intended to help you compare the cost of investing in Emerging Markets Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Emerging Markets Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that Emerging Markets Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Shares	$169	$570	$996	$2,183
Institutional Shares	$143	$490	$861	$1,903

(c)           “Summary Information About Pear Tree Funds – Pear Tree PanAgora Emerging Markets Fund – Principal Investment Strategies” is hereby amended in its entirety as follows:

Principal Investment Strategies

Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including depository receipts, warrants and rights, of emerging markets issuers, that is, an issuer having a country classification assigned by MSCI, Inc. from a country included in the MSCI Emerging Markets Index (“MSCI EM”).  Emerging Markets Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe.  Emerging Markets Fund may invest more than 25 percent of its assets in a particular region. Emerging Markets Fund may invest in companies of any capitalization.

To manage Emerging Markets Fund’s assets, the fund allocates its assets between two proprietary risk-parity sub-strategies: an alternative beta risk-parity sub-strategy and a “smart beta” risk-parity sub-strategy.  Risk-parity strategies generally are intended to avoid unintended risk concentrations by balancing risks across specifically identified factors, rather than rely on individual security market weights reflected in a benchmark index.  The alternative beta risk-parity sub-strategy attempts to balance risks from exposures to various countries, sectors, and issuers.  The “smart beta” risk-parity sub-strategy attempts to balance risks by targeting factors, such as measures of a security’s quality, value, and market momentum.  The Emerging Markets Fund currently invests in Pear Tree PanAgora Risk-parity Emerging Markets Fund to achieve its alternative beta risk-parity exposure.  Pear Tree Advisors, Inc., the Fund’s investment manager, rather than the Fund’s sub-adviser, determines how much of the Fund’s assets are allocated between the two strategies.  At any one time, Emerging Markets Fund may allocate any or all of its assets to a specific strategy.

In addition to emerging markets securities, Emerging Markets Fund also may invest in forward foreign currency exchange contracts as well as other types of derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for cash-equitization purposes (e.g., for management of temporary cash positions).  Emerging Markets Fund also may lend its securities.  Emerging Markets Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

(d)           “Summary Information About Pear Tree Funds – Pear Tree PanAgora Dynamic Emerging Markets Fund – Principal Investment Risks” is hereby amended to include the following:

New Investment Sub-Strategy. The Fund’s “smart beta” risk-parity sub-strategy has only been recently developed by the Fund’s sub-adviser, and it has not yet been used by the Fund’s sub-adviser to manage client assets.  Thus, there is a risk that that sub-strategy may not perform as intended.

(e)           “Additional Information About Investment Objectives, Strategies and Risks – Pear Tree PanAgora Dynamic Emerging Markets Fund – Principal Investment Strategies” is hereby amended in its entirety as follows:

Principal Investment Strategies

Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including depository receipts, warrants and rights, of emerging markets issuers. Emerging Markets Fund defines an emerging market issuer as an issuer having a country classification assigned by MSCI from a country included in the MSCI Emerging Markets® Index (“MSCI EM”). As of May 1, 2015, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

Emerging Markets Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe. Emerging Markets Fund may invest greater than 25 percent of its assets in a particular region. Emerging Markets Fund may invest in companies of any capitalization. In addition to emerging markets securities, Emerging Markets Fund also may invest in forward foreign currency exchange contracts.

To manage Emerging Markets Fund, the fund allocates its assets between two proprietary risk-parity sub-strategies: an alternative beta risk-parity sub-strategy and a “smart beta” risk-parity sub-strategy.  A risk-parity strategy generally attempt to balance risks across specifically identified factors, rather than rely on the securities’ market weights reflected in a benchmark.  The goal is to prevent market momentum from causing a particular group of securities from becoming a disproportionately large percentage of the fund’s portfolio, thus causing the risks associated with that group of securities from becoming disproportionately significant when compared to the fund’s other risks.  Concentrated risk exposure typically increases a fund’s susceptibility to a significant drop in the fund’s net asset value if the risk is realized.  The alternative beta risk-parity sub-strategy attempts to balance risks from exposures to various countries, sectors, and issuers.  The “smart beta” risk-parity sub-strategy attempts to balance risks by targeting factors, such as measures of a security’s quality, value, and market momentum. Emerging Markets Fund currently invests in Pear Tree PanAgora Risk Parity Emerging Markets Fund to achieve its adviser’s alternative beta risk-parity exposure.

Pear Tree Advisors, Inc., the Fund’s investment manager, rather than the Fund’s sub-adviser, determines how much of the Fund’s assets are allocated between the two strategies.  At any one time, Emerging Markets Fund may allocate any or all of its assets to a specific sub-strategy.

(f)           “Additional Information About Investment Objectives, Strategies and Risks – Pear Tree PanAgora Dynamic Emerging Markets Fund – Principal Investment Risks” is hereby amended to include the following:

New Investment Sub-Strategy. The Fund’s “smart beta” risk-parity sub-strategy has only been recently developed by the Fund’s sub-adviser.  The Fund’s sub-adviser has not yet been used the sub-strategy to manage client assets and thus, there is no historical performance record to evaluate whether the sub-strategy has achieved its goals.  There is a risk that that sub-strategy may not perform as intended in any or all types of markets.

(g)           “Management of Pear Tree Funds-Fee Waivers/Expense Limitation” is hereby amended to include the following:

Pear Tree PanAgora Emerging Markets Fund. The Manager has agreed until August 1, 2016 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million. This fee waiver only may be terminated with the approval of the Trustees.

3. As of April 1, 2016, the Statement of Additional Information of the Trust dated August 1, 2015, as amended and supplemented (the “SAI”), is hereby further amended as follows:

(a) All references in the SAI to “Pear Tree PanAgora Dynamic Emerging Markets Fund” shall be amended to read “Pear Tree PanAgora Emerging Markets Fund.”

(b)  “The Manager and the Sub-Advisers-Fee Waivers/Expense Limitations.” is hereby amended to include the following:

Pear Tree PanAgora Emerging Markets Fund

The Manager has contractually agreed until August 1, 2016 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million.

(c) The portions of the chart relating to Emerging Markets Fund and Pear Tree PanAgora Risk Parity Emerging Markets Fund in “The Manager and the Sub-Advisers-Advisory Contracts” are hereby amended in their entirety with the following:

Advisory Fee Rates (as a percentage of average daily net assets)
Pear Tree PanAgora Emerging Markets Fund	0.25% of the first $300 million 0.30% of amounts in excess of $ $300 million but less than $600 million and 0.35% of assets in excess of $600 million of average daily net assets
Pear Tree PanAgora Risk Parity Emerging Markets Fund	0.25% of the first $300 million 0.30% of amounts in excess of $ $300 million but less than $600 million and 0.35% of assets in excess of $600 million of average daily net assets

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The rest of the Trust’s Prospectus and Statement of Additional Information remains unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE